UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2018
____________________
ELLIE MAE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-35140 (Commission File Number)	94-3288780 (IRS Employer Identification Number)
4420 Rosewood Drive, Suite 500
Pleasanton, California 94588
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (925) 227-7000
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
As previously reported under Item 4.02 of the Current Report on Form 8-K filed by Ellie Mae, Inc. (the “Company”) on October 25, 2018, the Company announced the restatement of its first and second quarter interim financial statements for fiscal year 2018. As a result of the restatement, investors should no longer rely upon the Company's previously issued financial statements for the periods set forth above, earnings releases for these periods, and other communications relating to these financial statements.
The Company amended its Quarterly Reports on Forms 10-Q for the periods ended March 31, 2018 and June 30, 2018 to correct misstatements associated with the Company’s adoption of ASU 2014-09 (Topic 606). Specifically, the Company did not adequately constrain the variable consideration included in the transaction price such that, at the time of adoption, it was probable that a significant revenue reversal would not occur. The Company also identified additional costs to obtain contracts that should have been recorded to its opening balances upon adoption of Topic 606.
Use of Non-GAAP Financial Measures
The following tables summarize the adjustments to the non-GAAP financial measures, previously included in the original press releases for the periods set forth above, as a result of the restatement.
The Company provides investors with the non-GAAP financial measures of adjusted net income, adjusted net income per share, adjusted EBITDA, adjusted gross profit, and free cash flow in addition to the traditional GAAP operating performance measure of net income as part of its overall assessment of its performance. In addition, the Company provides investors with the non-GAAP financial measures under ASC 605 to compare against the Company’s GAAP financial measures under ASC 606. The Company adopted ASC 606 using the modified retrospective method with the cumulative effect of initially applying Topic 606 as an adjustment to the opening balance of retained earnings as of January 1, 2018. The comparative financial information has not been restated and continues to be reported under the accounting standards in effect in those prior periods.
Adjusted net income consists of net income plus stock-based compensation expense, amortization of acquisition-related intangibles, and the non-GAAP income tax adjustments. EBITDA consists of net income plus depreciation and amortization, amortization of acquisition-related intangibles, and income tax provision, less other income, net. Adjusted EBITDA consists of EBITDA plus stock-based compensation expense. Adjusted gross profit consists of gross profit plus stock-based compensation and amortization of acquisition-related intangibles that are included in cost of revenues. Free cash flow consists of net cash provided by (used in) operating activities less acquisition of property and equipment and internal-use software. The Company uses adjusted net income, adjusted net income per share, adjusted EBITDA, and adjusted gross profit as measures of operating performance because they enable period to period comparisons by excluding potential differences caused by variations in the age and depreciable lives of fixed assets, amortization of acquisition-related intangibles, and changes in interest expense and interest income that are influenced by capital market conditions. The Company also believes it is useful to exclude stock-based compensation expense from adjusted net income, adjusted EBITDA, and adjusted gross profit because the amount of non-cash expense associated with stock-based awards made at certain prices and points in time (a) do not necessarily reflect how the Company’s business is performing at any particular time and (b) can vary significantly between periods due to the timing of new stock-based awards. The non-GAAP income tax adjustments are calculated based on the annual non-GAAP effective tax rate, which quantifies the tax effects of the non-GAAP adjustments. These non-GAAP financial measures are not measurements of the Company’s financial performance under GAAP and have limitations as analytical tools. Accordingly, these non-GAAP financial measures should not be considered a substitute for, or superior to, net income, operating income, gross profit, operating cash flow, or other financial measures calculated in accordance with GAAP. The Company cautions that other companies in the Company’s industry may calculate adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, adjusted gross profit, and free cash flow differently than the Company does, further limiting their usefulness as comparative measures. A reconciliation of net income to adjusted net income, adjusted net income per share, EBITDA and adjusted EBITDA, gross profit to adjusted gross profit, and operating cash flow to free cash flow is included in the tables below.
The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Ellie Mae, Inc.
NON-GAAP RECONCILIATION
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months ended March 31, 2018
	ASC 606 As Originally Reported	Adjustments	ASC 606 As Restated	ASC 605 As Originally Reported	Adjustments	ASC 605 As Restated
Revenues	$117,912	$(2,130)	$115,782	$115,983	$—	$115,983
Operating expenses:
Sales and marketing	$23,064	$780	$23,844	$23,142	$737	$23,879
Total operating expenses	$71,867	$780	$72,647	$71,945	$737	$72,682
Income (loss) before income taxes	$(2,454)	$(2,210)	$(4,664)	$(4,461)	$(37)	$(4,498)
Income tax benefit	$(4,658)	$(267)	$(4,925)	$(4,737)	$—	$(4,737)

Net income	$2,204	$(1,943)	$261	$276	$(37)	$239
Depreciation and amortization	11,366	—	11,366	11,366	—	11,366
Amortization of acquisition-related intangibles	6,306	—	6,306	6,306	—	6,306
Other income, net	(848)	—	(848)	(848)	—	(848)
Income tax benefit	(4,658)	(267)	(4,925)	(4,737)	—	(4,737)
EBITDA	14,370	(2,210)	12,160	12,363	(37)	12,326

Stock-based compensation expense	9,532	—	9,532	9,532	—	9,532
Adjusted EBITDA	$23,902	$(2,210)	$21,692	$21,895	$(37)	$21,858

Gross profit	$68,565	$(1,430)	$67,135	$66,636	$700	$67,336
Stock-based compensation expense(1)	1,894	—	1,894	1,894	—	1,894
Amortization of acquisition-related intangibles(1)	5,653	—	5,653	5,653	—	5,653
Adjusted gross profit	$76,112	$(1,430)	$74,682	$74,183	$700	$74,883

Net income	$2,204	$(1,943)	$261	$276	$(37)	$239
Stock-based compensation expense	9,532	—	9,532	9,532	—	9,532
Amortization of acquisition-related intangibles	6,306	—	6,306	6,306	—	6,306
Non-GAAP income tax adjustments(2)	(6,043)	129	(5,914)	(5,780)	—	(5,780)
Adjusted net income	$11,999	$(1,814)	$10,185	$10,334	$(37)	$10,297

Shares used to compute adjusted net income per share
Basic	34,143	—	34,143	34,143	—	34,143
Diluted	35,602	—	35,602	35,602	—	35,602

Adjusted net income per share
Basic	$0.35	$(0.05)	$0.30	$0.30	$—	$0.30
Diluted	$0.34	$(0.05)	$0.29	$0.29	$—	$0.29

Ellie Mae, Inc.
NON-GAAP RECONCILIATION
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months ended June 30, 2018
	ASC 606 As Originally Reported	Adjustments	ASC 606 As Restated	ASC 605 As Originally Reported	Adjustments	ASC 605 As Restated
Revenues	$125,024	$449	$125,473	$125,481	$—	$125,481
Operating expenses:
Sales and marketing	$19,541	$814	$20,355	$20,137	$848	$20,985
Total operating expenses	$68,021	$814	$68,835	$68,617	$848	$69,465
Income (loss) before income taxes	$6,287	$465	$6,752	$6,148	$(17)	$6,131
Income tax benefit	$(3,211)	$150	$(3,061)	$(3,166)	$—	$(3,166)

Net income	$9,498	$316	$9,814	$9,314	$(17)	$9,297
Depreciation and amortization	11,813	—	11,813	11,813	—	11,813
Amortization of acquisition-related intangibles	6,194	—	6,194	6,194	—	6,194
Other income, net	(924)	—	(924)	(924)	—	(924)
Income tax benefit	(3,211)	150	(3,061)	(3,166)	—	(3,166)
EBITDA	23,370	466	23,836	23,231	(17)	23,214

Stock-based compensation expense	10,662	—	10,662	10,662	—	10,662
Adjusted EBITDA	$34,032	$466	$34,498	$33,893	$(17)	$33,876

Gross profit	$73,384	$1,280	$74,664	$73,841	$831	$74,672
Stock-based compensation expense(1)	2,106	—	2,106	2,106	—	2,106
Amortization of acquisition-related intangibles(1)	5,528	—	5,528	5,528	—	5,528
Adjusted gross profit	$81,018	$1,280	$82,298	$81,475	$831	$82,306

Net income	$9,498	$316	$9,814	$9,314	$(17)	$9,297
Stock-based compensation expense	10,662	—	10,662	10,662	—	10,662
Amortization of acquisition-related intangibles	6,194	—	6,194	6,194	—	6,194
Non-GAAP income tax adjustments(2)	(7,219)	55	(7,164)	(7,050)	—	(7,050)
Adjusted net income	$19,135	$371	$19,506	$19,120	$(17)	$19,103

Shares used to compute adjusted net income per share
Basic	34,337	—	34,337	34,337	—	34,337
Diluted	35,742	—	35,742	35,742	—	35,742

Adjusted net income per share
Basic	$0.56	$0.01	$0.57	$0.56	$—	$0.56
Diluted	$0.54	$0.01	$0.55	$0.53	$—	$0.53

Ellie Mae, Inc.
NON-GAAP RECONCILIATION
(UNAUDITED)
(in thousands, except per share amounts)

	Six Months ended June 30, 2018
	ASC 606 As Originally Reported	Adjustments	ASC 606 As Restated	ASC 605 As Originally Reported	Adjustments	ASC 605 As Restated
Revenues	$242,936	$(1,681)	$241,255	$241,464	$—	$241,464
Operating expenses:
Sales and marketing	$42,605	$1,594	$44,199	$43,279	$1,585	$44,864
Total operating expenses	$139,888	$1,594	$141,482	$140,562	$1,585	$142,147
Income (loss) before income taxes	$3,833	$(1,744)	$2,089	$1,687	$(54)	$1,633
Income tax benefit	$(7,869)	$(117)	$(7,986)	$(7,903)	$—	$(7,903)

Net income	$11,702	$(1,627)	$10,075	$9,590	$(54)	$9,536
Depreciation and amortization	23,179	—	23,179	23,179	—	23,179
Amortization of acquisition-related intangibles	12,500	—	12,500	12,500	—	12,500
Other income, net	(1,772)	—	(1,772)	(1,772)	—	(1,772)
Income tax benefit	(7,869)	(117)	(7,986)	(7,903)	—	(7,903)
EBITDA	37,740	(1,744)	35,996	35,594	(54)	35,540

Stock-based compensation expense	20,194	—	20,194	20,194		20,194
Adjusted EBITDA	$57,934	$(1,744)	$56,190	$55,788	$(54)	$55,734

Gross profit	$141,949	$(150)	$141,799	$140,477	$1,531	$142,008
Stock-based compensation expense(1)	4,000	—	4,000	4,000	—	4,000
Amortization of acquisition-related intangibles(1)	11,181	—	11,181	11,181	—	11,181
Adjusted gross profit	$157,130	$(150)	$156,980	$155,658	$1,531	$157,189

Net income	$11,702	$(1,627)	$10,075	$9,590	$(54)	$9,536
Stock-based compensation expense	20,194	—	20,194	20,194	—	20,194
Amortization of acquisition-related intangibles	12,500	—	12,500	12,500	—	12,500
Non-GAAP income tax adjustments(2)	(13,261)	183	(13,078)	(12,830)	—	(12,830)
Adjusted net income	$31,135	$(1,444)	$29,691	$29,454	$(54)	$29,400

Shares used to compute adjusted net income per share
Basic	34,240	—	34,240	34,240	—	34,240
Diluted	35,693	—	35,693	35,693	—	35,693

Adjusted net income per share
Basic	$0.91	$(0.04)	$0.87	$0.86	$—	$0.86
Diluted	$0.87	$(0.04)	$0.83	$0.83	$—	$0.83

Ellie Mae, Inc.
NON-GAAP RECONCILIATION - (continued)
(UNAUDITED)
(in thousands)

(1) Amount represents the cost of revenues portion of stock-based compensation expense and amortization of acquisition-related intangibles.

(2) The non-GAAP income tax adjustments are calculated based on the annual non-GAAP effective tax rate, which quantifies the tax effects of the non-GAAP adjustments.

For the three months ended March 31, 2018:
- the non-GAAP effective tax rate, as restated, is 8.8% under ASC 606.
- the non-GAAP effective tax rate, as originally reported, was 10.3% under ASC 606.
- the non-GAAP effective tax rate, as originally reported and as restated, is 9.2% under ASC 605.

For the three months ended June 30, 2018:
- the non-GAAP effective tax rate, as restated, is 17.4% under ASC 606.
- the non-GAAP effective tax rate, as originally reported, was 17.3% under ASC 606.
- the non-GAAP effective tax rate, as originally reported and as restated, is 16.9% under ASC 605.

For the six months ended June 30, 2018:
- the non-GAAP effective tax rate, as restated, is 14.6% under ASC 606.
- the non-GAAP effective tax rate, as originally reported, was 14.8% under ASC 606.
- the non-GAAP effective tax rate, as originally reported and as restated, is 14.3% under ASC 605.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2018	Ellie Mae, Inc.

/s/ Popi Heron
Popi Heron
Interim Chief Financial Officer